For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
July 19, 2018	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings up 56% over Prior Year

Clinton, NJ, July 19, 2018 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.4 million, or $0.49 per diluted share, for the quarter ended June 30, 2018, compared to $3.4 million, or $0.32 per diluted share, for the prior year’s second quarter.  Approximately $794 thousand, or $0.07 per diluted share, of this increase is attributed to the lower effective tax rate due to the tax reform bill.

For the six months ended June 30, 2018, Unity reported net income of $10.6 million, or $0.98 per diluted share, compared to $6.6 million, or $0.62 per diluted share for the prior year’s period. Approximately $1.5 million, or $0.14 per diluted share, of this increase is attributed to the lower effective tax rate due to the tax reform bill.
Second Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $2.0 million to $13.1 million for the quarter ended June 30, 2018, compared to the prior year’s quarter due to strong loan growth and an increased net interest margin.

•
Net interest margin expanded 16 basis points to 3.95%, compared to 3.79% for the prior year’s quarter. The net interest margin declined slightly from 3.99% in the prior sequential quarter ended March 31, 2018, due to the rising cost of deposits.

•	The provision for loan losses increased to $550 thousand during the quarter ended June 30, 2018, compared to $400 thousand in the prior year’s quarter due to the growth in the loan portfolio.

•
Noninterest expense increased $737 thousand compared to the prior year’s quarter but was consistent with the prior sequential quarter at $8.2 million. The year-over-year increase was the result of expansion costs from two additional branches and increased headcount which resulted in higher compensation, benefits, occupancy and equipment expenses.

•
The effective tax rate declined to 20.0% for the quarter compared to 35.6% in the prior year’s quarter, as a result of the “Tax Cuts and Jobs Act,” which was enacted December 22, 2017, and lowered the corporate tax rate. The effective tax rate in the quarter also benefited from the exercise of stock options. The effective tax rate increased slightly compared to the prior sequential quarter ended March 31, 2018, due to the recent NJ tax legislation and is expected to increase in the future as a result.

Balance Sheet Highlights

•
Total loans increased $75.8 million or 6.5%, from year-end 2017 to $1.2 billion at June 30, 2018. Commercial, residential mortgage and consumer loan portfolios increased $44.6 million, $33.2 million, and $8.6 million, respectively, partially offset by a decline of $10.6 million in SBA loans. Our pipeline in all categories remains strong.

•	Total deposits increased $103.3 million, or 9.9%, to $1.1 billion at June 30, 2018. Growth was the result of a combination of retail and broker generated time deposits.

•	Borrowed funds decreased $55.0 million to $220.0 million at June 30, 2018, due to decreased overnight borrowings, the maturity of a repo and an FHLB advance being called.

•	Shareholders’ equity was $128.1 million at June 30, 2018, an increase of $10.0 million from year-end 2017, due to retained net income.

•	Book value per common share was $11.94 as of June 30, 2018.

•
At June 30, 2018, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 9.63%, 11.05%, 11.92% and 13.14% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•	Credit quality remains strong with nonperforming assets to total assets of 0.35% at June 30, 2018.

Other Highlights

•	Opened our 19th branch in Bethlehem, PA.

•	Unity Bank received 5-Star Rating from BauerFinancial.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.5 billion in assets and $1.1 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
June 30, 2018

				Jun 30, 2018 vs.
				Mar 31, 2018	Jun 30, 2017
(In thousands, except percentages and per share amounts)	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017%		%
BALANCE SHEET DATA:
Total assets	$1,514,120	$1,439,902	$1,275,517	5.2%	18.7%
Total deposits	1,146,399	1,117,514	1,003,967	2.6	14.2
Total loans	1,246,511	1,195,110	1,046,804	4.3	19.1
Total securities	65,682	67,521	75,066	(2.7)	(12.5)
Total shareholders' equity	128,141	123,104	112,447	4.1	14.0
Allowance for loan losses	(14,634)	(14,196)	(12,800)	3.1	14.3

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$6,748	$6,464	$5,350	4.4	26.1
Provision for income taxes	1,351	1,235	1,906	9.4	(29.1)
Net income	$5,397	$5,229	$3,444	3.2	56.7

Net income per common share - Basic	$0.50	$0.49	$0.33	2.0	51.5
Net income per common share - Diluted	$0.49	$0.48	$0.32	2.1	53.1

Performance ratios:
Return on average assets	1.53%	1.53%	1.11%	—	37.8
Return on average equity	17.32%	17.69%	12.47%	2.7	45.7
Efficiency ratio	52.80%	54.00%	56.41%	(2.2)	(6.4)
Net interest margin	3.95%	3.99%	3.79%	(1.0)	4.2
Noninterest expense to average assets	2.32%	2.40%	2.39%	(3.3)	(2.9)

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$13,213		$10,254		28.9
Provision for income taxes	2,586		3,618		(28.5)
Net income	$10,627		$6,636		60.1

Net income per common share - Basic	$0.99		$0.63		57.1
Net income per common share - Diluted	$0.98		$0.62		58.1

Performance ratios:
Return on average assets	1.53%		1.09%		40.4
Return on average equity	17.41%		12.25%		46.4
Efficiency ratio	53.40%		57.71%		(7.5)
Net interest margin	3.97%		3.75%		5.9
Noninterest expense to average assets	2.36%		2.44%		(3.3)

SHARE INFORMATION:
Market price per share	$22.75	$22.00	$17.20	3.4	32.3
Dividends paid	$0.07	$0.06	$0.06	20.0	20.0
Book value per common share	$11.94	$11.50	$10.64	3.8	12.2
Average diluted shares outstanding (QTD)	10,915	10,853	10,735	0.6	1.7

CAPITAL RATIOS:
Total equity to total assets	8.46%	8.55%	8.82%	(1.1)	(4.1)
Leverage ratio	9.63%	9.46%	9.66%	1.8	(0.3)
Common equity tier 1 risk-based capital ratio	11.05%	11.14%	11.32%	(0.8)	(2.4)
Tier 1 risk-based capital ratio	11.92%	12.07%	12.34%	(1.2)	(3.4)
Total risk-based capital ratio	13.14%	13.24%	13.59%	(0.8)	(3.3)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$5,265	$4,333	$6,262	21.5		(15.9)
QTD net chargeoffs (annualized) to QTD average loans	0.04%	(0.05)%	0.11%	180.0		(63.6)
Allowance for loan losses to total loans	1.17%	1.19%	1.22%	(1.7)		(4.1)
Nonperforming assets to total loans and OREO	0.42%	0.36%	0.60%	(16.7)		(30.0)
Nonperforming assets to total assets	0.35%	0.30%	0.49%	(16.7	) %	(28.6	) %

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
June 30, 2018

				Jun 30, 2018 vs.
				Dec 31, 2017			Jun 30, 2017
(In thousands, except percentages)	Jun 30, 2018	Dec 31, 2017	Jun 30, 2017%				%
ASSETS
Cash and due from banks	$26,784	$23,701	$21,745	13.0%		%	23.2%
Federal funds sold, interest-bearing deposits and repos	112,491	126,553	83,070	(11.1)			35.4
Cash and cash equivalents	139,275	150,254	104,815	(7.3)			32.9
Securities:
Securities available for sale	48,707	52,287	53,726	(6.8)			(9.3)
Securities held to maturity	15,777	16,307	20,241	(3.3)			(22.1)
Equity securities	1,198	1,206	1,099	(0.7)			9.0
Total securities	65,682	69,800	75,066	(5.9)			(12.5)
Loans:
SBA loans held for sale	14,889	22,810	13,950	(34.7)			6.7
SBA loans held for investment	41,351	43,999	43,329	(6.0)			(4.6)
Commercial loans	673,480	628,865	568,461	7.1			18.5
Residential mortgage loans	398,383	365,145	315,396	9.1			26.3
Consumer loans	118,408	109,855	105,668	7.8			12.1
Total loans	1,246,511	1,170,674	1,046,804	6.5			19.1
Allowance for loan losses	(14,634)	(13,556)	(12,800)	8.0			14.3
Net loans	1,231,877	1,157,118	1,034,004	6.5			19.1
Premises and equipment, net	23,493	23,470	23,134	0.1			1.6
Bank owned life insurance ("BOLI")	24,573	24,227	13,936	1.4			76.3
Deferred tax assets	4,438	4,017	5,617	10.5			(21.0)
Federal Home Loan Bank ("FHLB") stock	11,245	12,863	7,101	(12.6)			58.4
Accrued interest receivable	6,027	5,447	4,669	10.6			29.1
Other real estate owned ("OREO")	56	426	581	(86.9)			(90.4)
Goodwill	1,516	1,516	1,516	—			—
Other assets	5,938	6,358	5,078	(6.6)			16.9
Total assets	$1,514,120	$1,455,496	$1,275,517	4.0%		%	18.7%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$250,500	$256,119	$232,545	(2.2	) %		7.7%
Interest-bearing demand	160,327	164,997	149,703	(2.8)			7.1
Savings	398,694	396,557	403,722	0.5			(1.2)
Time Deposits	336,878	225,464	217,997	49.4			54.5
Total deposits	1,146,399	1,043,137	1,003,967	9.9			14.2
Borrowed funds	220,000	275,000	142,000	(20.0)			54.9
Subordinated debentures	10,310	10,310	10,310	—			—
Accrued interest payable	509	436	410	16.7			24.1
Accrued expenses and other liabilities	8,761	8,508	6,383	3.0			37.3
Total liabilities	1,385,979	1,337,391	1,163,070	3.6			19.2
Shareholders' equity:
Common stock	87,755	86,782	86,112	1.1			1.9
Retained earnings	40,386	31,117	26,137	29.8			54.5
Accumulated other comprehensive (loss)	—	206	198	NM			NM
Total shareholders' equity	128,141	118,105	112,447	8.5			14.0
Total liabilities and shareholders' equity	$1,514,120	$1,455,496	$1,275,517	4.0%		%	18.7%

Issued and outstanding common shares	10,731	10,615	10,567
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2018

				Jun 30, 2018 vs.
	For the three months ended			Mar 31, 2018		Jun 30, 2017
(In thousands, except percentages and per share amounts)	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$171	$205	$203	$(34)	(16.6)%	$(32)	(15.8)%
FHLB stock	123	134	73	(11)	(8.2)	50	68.5
Securities:
Taxable	484	492	538	(8)	(1.6)	(54)	(10.0)
Tax-exempt	30	31	44	(1)	(3.2)	(14)	(31.8)
Total securities	514	523	582	(9)	(1.7)	(68)	(11.7)
Loans:
SBA loans	1,131	1,183	886	(52)	(4.4)	245	27.7
Commercial loans	8,209	7,726	6,882	483	6.3	1,327	19.3
Residential mortgage loans	4,522	4,340	3,584	182	4.2	938	26.2
Consumer loans	1,699	1,529	1,267	170	11.1	432	34.1
Total loans	15,561	14,778	12,619	783	5.3	2,942	23.3
Total interest income	16,369	15,640	13,477	729	4.7	2,892	21.5
INTEREST EXPENSE
Interest-bearing demand deposits	259	224	161	35	15.6	98	60.9
Savings deposits	943	776	678	167	21.5	265	39.1
Time deposits	1,303	1,000	814	303	30.3	489	60.1
Borrowed funds and subordinated debentures	720	768	674	(48)	(6.3)	46	6.8
Total interest expense	3,225	2,768	2,327	457	16.5	898	38.6
Net interest income	13,144	12,872	11,150	272	2.1	1,994	17.9
Provision for loan losses	550	500	400	50	10.0	150	37.5
Net interest income after provision for loan losses	12,594	12,372	10,750	222	1.8	1,844	17.2
NONINTEREST INCOME
Branch fee income	419	330	344	89	27.0	75	21.8
Service and loan fee income	411	564	512	(153)	(27.1)	(101)	(19.7)
Gain on sale of SBA loans held for sale, net	582	547	479	35	6.4	103	21.5
Gain on sale of mortgage loans, net	421	424	264	(3)	(0.7)	157	59.5
BOLI income	175	171	89	4	2.3	86	96.6
Net security gains (losses)	7	(15)	16	22	146.7	(9)	(56.3)
Other income	297	265	317	32	12.1	(20)	(6.3)
Total noninterest income	2,312	2,286	2,021	26	1.1	291	14.4
NONINTEREST EXPENSE
Compensation and benefits	4,736	4,834	4,299	(98)	(2.0)	437	10.2
Occupancy	693	690	590	3	0.4	103	17.5
Processing and communications	674	689	632	(15)	(2.2)	42	6.6
Furniture and equipment	610	536	513	74	13.8	97	18.9
Professional services	161	251	251	(90)	(35.9)	(90)	(35.9)
Loan collection & OREO expenses	6	6	38	—	—	(32)	(84.2)
Other loan expenses	53	33	18	20	60.6	35	194.4
Deposit insurance	216	186	144	30	16.1	72	50.0
Advertising	362	319	323	43	13.5	39	12.1
Director fees	165	162	149	3	1.9	16	10.7
Other expenses	482	488	464	(6)	(1.2)	18	3.9
Total noninterest expense	8,158	8,194	7,421	(36)	(0.4)	737	9.9
Income before provision for income taxes	6,748	6,464	5,350	284	4.4	1,398	26.1
Provision for income taxes	1,351	1,235	1,906	116	9.4	(555)	(29.1)
Net income	$5,397	$5,229	$3,444	$168	3.2%	$1,953	56.7%

Effective tax rate	20.0%	19.1%	35.6%

Net income per common share - Basic	$0.50	$0.49	$0.33
Net income per common share - Diluted	$0.49	$0.48	$0.32

Weighted average common shares outstanding - Basic	10,717	10,678	10,546
Weighted average common shares outstanding - Diluted	10,915	10,853	10,735

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2018

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2018	2017	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$376	$332	$44	13.3%
FHLB stock	257	166	91	54.8
Securities:
Taxable	976	1,030	(54)	(5.2)
Tax-exempt	61	88	(27)	(30.7)
Total securities	1,037	1,118	(81)	(7.2)
Loans:
SBA loans	2,314	1,739	575	33.1
Commercial loans	15,934	13,350	2,584	19.4
Residential mortgage loans	8,863	6,967	1,896	27.2
Consumer loans	3,228	2,400	828	34.5
Total loans	30,339	24,456	5,883	24.1
Total interest income	32,009	26,072	5,937	22.8
INTEREST EXPENSE
Interest-bearing demand deposits	483	314	169	53.8
Savings deposits	1,719	1,261	458	36.3
Time deposits	2,302	1,618	684	42.3
Borrowed funds and subordinated debentures	1,489	1,338	151	11.3
Total interest expense	5,993	4,531	1,462	32.3
Net interest income	26,016	21,541	4,475	20.8
Provision for loan losses	1,050	650	400	61.5
Net interest income after provision for loan losses	24,966	20,891	4,075	19.5
NONINTEREST INCOME
Branch fee income	750	675	75	11.1
Service and loan fee income	976	1,024	(48)	(4.7)
Gain on sale of SBA loans held for sale, net	1,130	963	167	17.3
Gain on sale of mortgage loans, net	845	796	49	6.2
BOLI income	346	178	168	94.4
Net security gains (losses)	(9)	16	(25)	(156.3)
Other income	560	573	(13)	(2.3)
Total noninterest income	4,598	4,225	373	8.8
NONINTEREST EXPENSE
Compensation and benefits	9,570	8,394	1,176	14.0
Occupancy	1,383	1,190	193	16.2
Processing and communications	1,363	1,236	127	10.3
Furniture and equipment	1,146	1,024	122	11.9
Professional services	412	477	(65)	(13.6)
Loan collection & OREO expenses	11	379	(368)	(97.1)
Other loan expenses	86	102	(16)	(15.7)
Deposit insurance	402	220	182	82.7
Advertising	681	560	121	21.6
Director fees	327	346	(19)	(5.5)
Other expenses	970	934	36	3.9
Total noninterest expense	16,351	14,862	1,489	10.0
Income before provision for income taxes	13,213	10,254	2,959	28.9
Provision for income taxes	2,586	3,618	(1,032)	(28.5)
Net income	$10,627	$6,636	$3,991	60.1%

	For the six months ended June 30,
(In thousands, except percentages and per share amounts)	2018	2017
Effective tax rate	19.6%	35.3%

Net income per common share - Basic	0.99	0.63
Net income per common share - Diluted	0.98	0.62

Weighted average common shares outstanding - Basic	10,698	10,528
Weighted average common shares outstanding - Diluted	10,897	10,720

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2018			March 31, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$39,418	$171	1.74%	$48,936	$205	1.70%
FHLB stock	7,811	123	6.32	7,799	134	6.97
Securities:
Taxable	61,342	484	3.16	63,393	492	3.15
Tax-exempt	5,202	37	2.85	5,349	38	2.88
Total securities (A)	66,544	521	3.14	68,742	530	3.13
Loans:
SBA loans	62,467	1,131	7.26	68,376	1,183	7.02
Commercial loans	657,031	8,209	5.01	632,409	7,726	4.95
Residential mortgage loans	387,086	4,522	4.69	371,061	4,340	4.74
Consumer loans	116,547	1,699	5.85	110,947	1,529	5.59
Total loans (B)	1,223,131	15,561	5.10	1,182,793	14,778	5.07
Total interest-earning assets	$1,336,904	$16,376	4.91%	$1,308,270	$15,647	4.85%

Noninterest-earning assets:
Cash and due from banks	24,145			23,244
Allowance for loan losses	(14,419)			(13,949)
Other assets	64,811			65,686
Total noninterest-earning assets	74,537			74,981
Total assets	$1,411,441			$1,383,251

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$168,298	$259	0.62%	$178,385	$224	0.51%
Total savings deposits	401,195	943	0.94	403,222	776	0.78
Total time deposits	296,078	1,303	1.77	252,000	1,000	1.61
Total interest-bearing deposits	865,571	2,505	1.16	833,607	2,000	0.97
Borrowed funds and subordinated debentures	154,250	720	1.87	167,458	768	1.86
Total interest-bearing liabilities	$1,019,821	$3,225	1.27%	$1,001,065	$2,768	1.12%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	257,238			252,128
Other liabilities	9,418			10,165
Total noninterest-bearing liabilities	266,656			262,293
Total shareholders' equity	124,964			119,893
Total liabilities and shareholders' equity	$1,411,441			$1,383,251

Net interest spread		$13,151	3.64%		$12,879	3.73%
Tax-equivalent basis adjustment		(7)			(7)
Net interest income		$13,144			$12,872
Net interest margin			3.95%			3.99%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2018			June 30, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$39,418	$171	1.74%	$76,656	$203	1.06%
FHLB stock	7,811	123	6.32	5,912	73	4.95
Securities:
Taxable	61,342	484	3.16	67,102	538	3.22
Tax-exempt	5,202	37	2.85	6,764	67	3.97
Total securities (A)	66,544	521	3.14	73,866	605	3.29
Loans:
SBA loans	62,467	1,131	7.26	55,650	886	6.39
Commercial loans	657,031	8,209	5.01	556,645	6,882	4.96
Residential mortgage loans	387,086	4,522	4.69	311,730	3,584	4.61
Consumer loans	116,547	1,699	5.85	100,889	1,267	5.04
Total loans (B)	1,223,131	15,561	5.10	1,024,914	12,619	4.94
Total interest-earning assets	$1,336,904	$16,376	4.91%	$1,181,348	$13,500	4.58%

Noninterest-earning assets:
Cash and due from banks	24,145			23,055
Allowance for loan losses	(14,419)			(12,916)
Other assets	64,811			55,367
Total noninterest-earning assets	74,537			65,506
Total assets	$1,411,441			$1,246,854

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$168,298	$259	0.62%	$157,896	$161	0.41%
Total savings deposits	401,195	943	0.94	397,813	678	0.68
Total time deposits	296,078	1,303	1.77	221,636	814	1.47
Total interest-bearing deposits	865,571	2,505	1.16	777,345	1,653	0.85
Borrowed funds and subordinated debentures	154,250	720	1.87	126,057	674	2.14
Total interest-bearing liabilities	$1,019,821	$3,225	1.27%	$903,402	$2,327	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	257,238			225,909
Other liabilities	9,418			6,752
Total noninterest-bearing liabilities	266,656			232,661
Total shareholders' equity	124,964			110,791
Total liabilities and shareholders' equity	$1,411,441			$1,246,854

Net interest spread		$13,151	3.64%		$11,173	3.55%
Tax-equivalent basis adjustment		(7)			(23)
Net interest income		$13,144			$11,150
Net interest margin			3.95%			3.79%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
June 30, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the six months ended
	June 30, 2018			June 30, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$44,151	$376	1.72%	$77,297	$332	0.87%
FHLB stock	7,805	257	6.64	5,844	166	5.73
Securities:
Taxable	62,361	976	3.16	65,635	1,030	3.16
Tax-exempt	5,276	76	2.90	6,603	132	4.03
Total securities (A)	67,637	1,052	3.14	72,238	1,162	3.24
Loans:
SBA loans	65,405	2,314	7.13	56,798	1,739	6.17
Commercial loans	644,788	15,934	4.98	547,670	13,350	4.92
Residential mortgage loans	379,118	8,863	4.71	304,507	6,967	4.61
Consumer loans	113,762	3,228	5.72	97,571	2,400	4.96
Total loans (B)	1,203,073	30,339	5.09	1,006,546	24,456	4.90
Total interest-earning assets	$1,322,666	$32,024	4.88%	$1,161,925	$26,116	4.53%

Noninterest-earning assets:
Cash and due from banks	23,697			23,315
Allowance for loan losses	(14,185)			(12,851)
Other assets	65,246			55,428
Total noninterest-earning assets	74,758			65,892
Total assets	$1,397,424			$1,227,817

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$173,314	$483	0.56%	$155,159	$314	0.41%
Total savings deposits	402,203	1,719	0.86	388,179	1,261	0.66
Total time deposits	274,160	2,302	1.69	221,970	1,618	1.47
Total interest-bearing deposits	849,677	4,504	1.07	765,308	3,193	0.84
Borrowed funds and subordinated debentures	160,817	1,489	1.87	125,780	1,338	2.15
Total interest-bearing liabilities	$1,010,494	$5,993	1.20%	$891,088	$4,531	1.02%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	254,697			220,686
Other liabilities	9,166			6,771
Total noninterest-bearing liabilities	263,863			227,457
Total shareholders' equity	123,067			109,272
Total liabilities and shareholders' equity	$1,397,424			$1,227,817

Net interest spread		$26,031	3.68%		$21,585	3.51%
Tax-equivalent basis adjustment		(15)			(44)
Net interest income		$26,016			$21,541
Net interest margin			3.97%			3.75%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
June 30, 2018

Amounts in thousands, except percentages	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,196	$13,556	$13,113	$12,800	$12,681
Provision for loan losses charged to expense	550	500	500	500	400
	14,746	14,056	13,613	13,300	13,081
Less: Chargeoffs
SBA loans	104	81	—	34	150
Commercial loans	—	—	—	31	120
Residential mortgage loans	—	—	50	5	—
Consumer loans	16	6	83	170	17
Total chargeoffs	120	87	133	240	287
Add: Recoveries
SBA loans	3	64	45	36	3
Commercial loans	4	16	31	15	3
Residential mortgage loans	—	13	—	—	—
Consumer loans	1	134	—	2	—
Total recoveries	8	227	76	53	6
Net chargeoffs (recoveries)	112	(140)	57	187	281
Balance, end of period	$14,634	$14,196	$13,556	$13,113	$12,800

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$5,209	$4,277	$2,994	$3,742	$5,681
Other real estate owned ("OREO")	56	56	426	707	581
Nonperforming assets	5,265	4,333	3,420	4,449	6,262
Less: Amount guaranteed by SBA	129	27	27	27	41
Net nonperforming assets	$5,136	$4,306	$3,393	$4,422	$6,221

Loans 90 days past due & still accruing	$286	$—	$60	$2,216	$230

Performing Troubled Debt Restructurings (TDRs)	$767	$774	$786	$—	$—
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$767	$774	$786	$—	$—

Allowance for loan losses to:
Total loans at quarter end	1.17%	1.19%	1.16%	1.20%	1.22%
Nonperforming loans (1)	280.94	331.91	452.77	350.43	225.31
Nonperforming assets	277.95	327.63	396.37	294.74	204.41
Net nonperforming assets	284.93	329.68	399.53	296.54	205.75

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.65%	0.10%	(0.28)%	(0.01)%	1.06%
Commercial loans	—	(0.01)	(0.02)	0.01	0.09
Residential mortgage loans	—	(0.01)	0.06	0.01	—
Consumer loans	0.05	(0.47)	0.30	0.62	0.07
Total loans	0.04%	(0.05)%	0.02%	0.07%	0.11%

Nonperforming loans to total loans	0.42%	0.36%	0.26%	0.34%	0.54%
Nonperforming loans and TDRs to total loans	0.48	0.42	0.32	0.34	0.54
Nonperforming assets to total loans and OREO	0.42	0.36	0.29	0.41	0.60
Nonperforming assets to total assets	0.35	0.30	0.23	0.33	0.49

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
June 30, 2018

(In thousands, except percentages and per share amounts)	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
SUMMARY OF INCOME:
Total interest income	$16,369	$15,640	$15,044	$14,195	$13,477
Total interest expense	3,225	2,768	2,544	2,378	2,327
Net interest income	13,144	12,872	12,500	11,817	11,150
Provision for loan losses	550	500	500	500	400
Net interest income after provision for loan losses	12,594	12,372	12,000	11,317	10,750
Total noninterest income	2,312	2,286	2,037	2,008	2,021
Total noninterest expense	8,158	8,194	7,629	7,554	7,421
Income before provision for income taxes	6,748	6,464	6,408	5,771	5,350
Provision for income taxes	1,351	1,235	2,175	2,014	1,906
Impact of Tax Reform Bill	—	—	1,733	—	—
Net income	$5,397	$5,229	$2,500	$3,757	$3,444

Net income per common share - Basic	$0.50	$0.49	$0.24	$0.36	$0.33
Net income per common share - Diluted	$0.49	$0.48	$0.23	$0.35	$0.32

COMMON SHARE DATA:
Market price per share	$22.75	$22.00	$19.75	$19.80	$17.20
Dividends paid	$0.07	$0.06	$0.06	$0.06	$0.06
Book value per common share	$11.94	$11.50	$11.13	$10.94	$10.64

Weighted average common shares outstanding - Basic	10,717	10,678	10,604	10,572	10,546
Weighted average common shares outstanding - Diluted	10,915	10,853	10,794	10,761	10,735
Issued and outstanding common shares	10,731	10,709	10,615	10,586	10,567

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.53%	1.53%	0.74%	1.17%	1.11%
Return on average equity	17.32	17.69	8.54	13.00	12.47
Efficiency ratio	52.80	54.00	52.45	54.86	56.41
Noninterest expense to average assets	2.32	2.40	2.25	2.35	2.39

BALANCE SHEET DATA:
Total assets	1,514,120	1,439,902	1,455,496	1,329,834	1,275,517
Total deposits	1,146,399	1,117,514	1,043,137	1,043,632	1,003,967
Total loans	1,246,511	1,195,110	1,170,674	1,092,873	1,046,804
Total securities	65,682	67,521	69,800	72,105	75,066
Total shareholders' equity	128,141	123,104	118,105	115,814	112,447
Allowance for loan losses	(14,634)	(14,196)	(13,556)	(13,113)	(12,800)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.91%	4.85%	4.71%	4.66%	4.58%
Interest-bearing liabilities	1.27	1.12	1.05	1.04	1.03
Net interest spread	3.64	3.73	3.66	3.62	3.55
Net interest margin	3.95	3.99	3.91	3.88	3.79

CREDIT QUALITY:
Nonperforming assets	5,265	4,333	3,420	4,449	6,262
QTD net chargeoffs (annualized) to QTD average loans	0.04%	(0.05)%	0.02%	0.07%	0.11%
Allowance for loan losses to total loans	1.17	1.19	1.16	1.20	1.22
Nonperforming assets to total loans and OREO	0.42	0.36	0.29	0.41	0.60
Nonperforming assets to total assets	0.35	0.30	0.23	0.33	0.49

(In thousands, except percentages and per share amounts)	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.46%	8.55%	8.11%	8.71%	8.82%
Leverage ratio	9.63	9.46	9.37	9.70	9.66
Common equity tier 1 risk-based capital ratio	11.05	11.14	10.81	11.27	11.32
Tier 1 risk-based capital ratio	11.92	12.07	11.75	12.26	12.34
Total risk-based capital ratio	13.14	13.24	12.87	13.30	13.59
Number of banking offices	19	18	18	17	17
Number of ATMs	20	19	19	18	18
Number of employees	197	199	199	166	186

UNITY BANCORP, INC.
Reconciliation of GAAP vs. Non-GAAP Financials
June 30, 2018

QTD
(In thousands, except percentages and per share amounts)	Dec 31, 2017

GAAP
Income before provision for income taxes	6,408
Provision for income taxes	3,908
Net income	2,500

Effective tax rate	61.0%

Net income per:
Common share - basic	$0.24
Common share - diluted	$0.23

Performance ratios:
Return on average assets	0.74%
Return on average equity	8.54%

NON-GAAP
Income before provision for income taxes	$6,408
Provision for income taxes	3,908
Net income before nonrecurring adjustments (GAAP)	2,500
Nonrecurring adjustments:
Impact of Tax Reform Bill	1,733
Core net income (Non-GAAP)	$4,233

Core effective tax rate	33.9%

Core net income per:
Common share - basic	$0.40
Common share - diluted	$0.39

Core performance ratios:
Return on average assets	1.25%
Return on average equity	14.46%